Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 28 to Registration Statement No. 2-72724 of CMA Government Securities Fund on Form N-1A of our reports dated May 14, 2004 for each Fund and each related Trust listed below, appearing in the March 31, 2004 Annual Report of CMA Money Fund, CMA Government Securities Fund, and CMA Treasury Fund, respectively, which are incorporated by reference in the Statement of Additional Information, which is part of this Registration Statement.

Name
CMA Money Fund
Master Money Trust

CMA Government Securities Fund
Master Government Securities Trust

CMA Treasury Fund
Master Treasury Trust

We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
July 23, 2004